Exhibit 99.2
Earnings Call 1Q 2023 April 28, 2023 Exhibit 99.2

DISCLAIMER 2 Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, the number and pace of interest rate increases, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank’s loan and securities portfolios, and the market value of SouthState’s equity; (3) volatility in the financial services industry (including failures or rumors of failures of other depositor institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital (4) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Atlantic Capital’s operations into SouthState’s operations will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Atlantic Capital’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (5) risks relating to the continued impact of the Covid19 pandemic on the Company, including to efficiencies and the control environment due to the changing work environment; (6) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (7) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (8) potential deterioration in real estate values; (9) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (10) risks relating to the ability to retain our culture and attract and retain qualified people; (11) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (12) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (13) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (14) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (15) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (16) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (17) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (18) transaction risk arising from problems with service or product delivery; (19) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (20) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices; (21) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (22) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (23) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (24) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently issued proposed regulatory guidance and regulation relating to climate change; (25) greater than expected noninterest expenses; (26) excessive loan losses; (27) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (28) reputational risk and possible higher than estimated reduced revenue from announced changes in the Bank’s consumer overdraft programs; (29) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (30) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (31) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; (32) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (33) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (34) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (35) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

$36 Billion in deposits $31 Billion in loans $45 Billion in assets $5.0 Billion market cap (1) Financial metrics as of March 31, 2023; market cap as of April 26, 2023 SouthState Corporation Overview of Franchise (1) 3 (251) #1 in Florida #3 in South Carolina Top 30 Forbes 100 Best Banks in America 2022 16 Greenwich Excellence and Best Brand awards from Coalition Greenwich Ranked #30 by S&P Global

Local Market Leadership Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer. Long-Term Horizon We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth. Remarkable Experiences We will make our customers’ lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers. Meaningful and Lasting Relationships We communicate with candor and transparency. The relationship is more valuable than the transaction. Greater Purpose We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community. The WHAT The HOW Guiding Principles Core Values Leadership The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose. 4

17.8% 13.7%12.8% 11.9% 8.9% 8.3% 6.0% FL SC GA NC VA U.S. AL Actual Population Growth 2010-2023 $10.3B $11.7B $1.7B $1.7B $7.0B $10.7B $0.7B $0.5B $6.3B $6.2B $2.7B $1.9B Loans Deposits POSITIONED FOR THE FUTURE IN THE BEST GROWTH MARKETS IN AMERICA 5 $286 $305 $666 $752 $778 $1,437 AL SC VA NC GA FL GDP by State ($ in billions) 5.0% 4.3% 3.7% 3.7% 2.6% 2.1% 1.9% FL SC GA NC VA U.S. AL Projected Population Growth 2023-2028 $3.2 $3.5 $4.0 $4.2 $4.3 $18.3 $25.0 UK India Germany SSB Footprint Japan China US GDP ($ in trillions) The combined GDP of SouthState’s 6 state branch footprint would represent the world’s fourth largest economy. Population increase (in millions) 3.3 0.6 1.2 1.1 0.7 25.8 0.3 1.0 0.2 0.4 0.4 0.2 7.2 0.1 For end note descriptions, see Earnings Presentation End Notes starting on slide 46. Population increase (in millions)

Source: U.S. Census Bureau PANDEMIC ACCELERATES POPULATION MIGRATION TO THE SOUTH Net Domestic Migration in SouthState Footprint Florida 622,476 North Carolina 211,867 South Carolina 165,948 Georgia 128,089 Alabama 65,355 Virginia -29,775 TOTAL 1,163,960 6

INVESTMENT THESIS 7 • High growth markets • Granular, low-cost core deposit base • Diversified revenue streams • Strong credit quality and disciplined underwriting • Energetic and experienced management team with entrepreneurial ownership culture • True alternative to the largest banks with capital markets platform and upgraded technology solutions

Quarterly Results

HIGHLIGHTS | LINKED QUARTER Dollars in millions, except per share data (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 9 4Q22 1Q23 GAAP Net Income $ 143.5 $ 139.9 EPS (Diluted) $ 1.88 $ 1.83 Return on Average Assets 1.28% 1.29 % Non-GAAP(1) Return on Average Tangible Common Equity 20.2% 18.8 % Non-GAAP, Adjusted(1) Net Income $ 144.7 $ 147.2 EPS (Diluted) $ 1.90 $ 1.93 Return on Average Assets 1.29% 1.35 % Return on Average Tangible Common Equity 20.3% 19.8%

QUARTERLY HIGHLIGHTS | 1Q 2023 (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 10 • Reported Diluted Earnings per Share (“EPS”) of $1.83; adjusted Diluted EPS (non-GAAP)(1) of $1.93 • Pre-Provision Net Revenue (“PPNR”)(non-GAAP)(2) of $221.5 million, or 2.04% PPNR ROAA (non-GAAP)(2) • PPNR per diluted share (non-GAAP)(2) of $2.90, up 62% from one year ago • Loans increased $519 million, or 7% annualized • Deposits increased $51 million, or 1% annualized, as brokered CDs increased $1.2 billion, offset by a $400 million decline in public funds due to expected first quarter seasonality; excluding brokered CDs, deposits declined $1.2 billion from prior quarter • Total deposit cost was 0.63%, up 42 basis points from prior quarter • Net interest margin (TE) (non-GAAP)(3) of 3.93%, up 1.16% from the first quarter of 2022 • Efficiency ratio of 51%; adjusted efficiency ratio (non-GAAP)(1) of 49% • Net charge-offs of $1.0 million, or 0.01% annualized; net loan recoveries excluding DDA charge-offs; Provision for Credit Losses (“PCL”), including provision for unfunded commitments, of $33.1 million

PPNR PER DILUTED SHARE (1) $1.79 $2.32 $2.74 $3.03 $2.90 $1.50 $2.00 $2.50 $3.00 $3.50 1Q22 2Q22 3Q22 4Q22 1Q23 (1) For end note descriptions, Earnings Presentation End Notes starting on slide 46. 11 62% increase 1Q22-1Q23

NET INTEREST MARGIN (1) Dollars in millions (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 12 (2) (2) (3) $253.8 $303.0 $352.8 $388.6 $373.9 $7.7 $12.8 $9.5 $7.4 $7.4 $261.5 $315.8 $362.3 $396.0 $381.3 2.77% 3.12% 3.58% 3.99% 3.93% 2.4% 2.8% 3.2% 3.6% 4.0% 4.4% $100 $150 $200 $250 $300 $350 $400 1Q22 2Q22 3Q22 4Q22 1Q23 $ in millions Net Interest Income excld. Accretion Accretion Net Interest Income Net Interest Margin 116 bps improvement in Net Interest Margin(3)(1Q22-1Q23)

LOAN PRODUCTION VS LOAN GROWTH $1,256 $1,791 $1,933 $2,079 $1,699 $1,470 $1,535 $1,879 $1,834 $2,355 $2,636 $3,129 $2,582 $3,863 $3,372 $3,305 $2,181 $180 $82 $267 $153 $180 $(372) $(277) $(155) $(185) $169 $573 $396 $381 $1,451 $933 $1,347 $519 -$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 $ in millions Loan Production Loan Portfolio Growth Dollars in millions (1)~(4) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 13 (2) (4) (4) (4) (4) (4) (4) (3) (3) (1) (1) (1) (1)

Interest Rate Sensitivity

35% 34% 31% Checking Accounts Composition Commercial Small Business Retail Noninterest-bearing Checking $12.4B Interest-bearing Checking $8.3B Savings $3.2B Money Market $8.4B Time Deposits $4.1B Data as of March 31, 2023 Dollars in billions except for average checking balances † & (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 57% 43% 32% 47% 11% 10% 0% 20% 40% 60% 80% 100% SSB Peer Average (1) Deposit Mix vs. Peers Checking Accounts MM & Savings Time Deposits PREMIUM CORE † DEPOSIT FRANCHISE 15 Total Deposits $36.4 Billion Deposits by Type Checking Type Avg. Checking Balance Commercial $300,600 Small Business $48,700 Retail $10,800 Total Cost of Deposits 1Q23 SSB 63 bps Peer Average(1) 129 bps

REMAIN WELL - POSITIONED DURING CURRENT CYCLE – PREVIOUS AND CURRENT RISING INTEREST RATE CYCLE Historic deposit beta excludes legacy ACBI. 16 0.11% 0.75% 2.17% 3.64% 4.50% 0.05% 0.05% 0.08% 0.21% 0.63% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 1Q22 2Q22 3Q22 4Q22 1Q23 0.16% 0.37% 0.37% 0.40% 0.45% 0.70% 0.95% 1.16% 1.20% 1.45% 1.74% 1.92% 2.22% 2.40% 2.40% 0.12% 0.12% 0.11% 0.11% 0.12% 0.13% 0.15% 0.17% 0.19% 0.25% 0.34% 0.44% 0.52% 0.56% 0.64% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 24% deposit beta in previous cycle Average Fed Funds Rate Cost of Deposits 13% deposit beta in current cycle to date

INTEREST RATE RISK PROFILE (2.9)% (1.3)% —% 1.1% 2.1% (4.0)% (3.0)% (2.0)% (1.0)% 0.0% 1.0% 2.0% 3.0% Down 100 bps Down 50 bps Base Up 50 bps Up 100 bps Percentage Change in Net Interest Income Instantaneous Shock/Static Balance Sheet (1) 17 51% 51% 29% 41% 20% 8% 0% 10% 20% 30% 40% 50% 60% Variable Equals 1 Month or Less Variable Equals 12 Months or Less Loan Repricing Frequency (excluding PPP) Fixed Variable Adjustable (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 17

Balance Sheet

LOAN AND DEPOSIT TRENDS $26.4 $27.9 $28.8 $30.2 $30.7 $24.0B $25.0B $26.0B $27.0B $28.0B $29.0B $30.0B $31.0B $32.0B $- $6 $12 $18 $24 $30 $36 $42 1Q22 2Q22 3Q22 4Q22 1Q23 $ in billions Loans (1) Dollars in billions Amounts may not total due to rounding. (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 19 $14.1 $14.3 $13.7 $13.2 $12.4 $9.3 $9.0 $8.7 $9.0 $8.3 $12.5 $12.4 $12.0 $11.8 $11.5 $2.8 $2.7 $2.5 $2.4 $4.1 $38.7B $38.4B $36.9B $36.4B $36.4B $- $50,000,000.0B $100,000,000.0B $150,000,000.0B $200,000,000.0B $250,000,000.0B $300,000,000.0B $350,000,000.0B $- $6 $12 $18 $24 $30 $36 $42 1Q22 2Q22 3Q22 4Q22 1Q23 $ in billions Deposits Noninterest-bearing Checking Interest-bearing Checking MMA & Savings Time Deposits

Investor CRE (2) 29% Consumer RE 22% Owner-Occupied CRE 18% C&I 18% CDL (1) 9% Cons / Other 4% TOTAL LOAN PORTFOLIO 20 Data as of March 31, 2023 Loan portfolio balances, average balances or percentage exclude loans held for sale and PPP loans (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. Loan Type No. of Loans Balance Avg. Loan Balance Investor CRE 8,703 $ 9.0B $ 1,029,400 Consumer RE 42,010 6.9B 163,300 Owner-Occupied CRE 8,080 5.5B 683,500 C & I 19,179 5.3B 277,000 Constr., Dev. & Land 4,846 2.7B 567,300 Cons / Other(3) 46,812 1.1B 23,400 Total(3) 129,630 $ 30.5B $ 235,300 Loan Relationships Top 10 Represents ~ 2% of total loans Top 20 Represents ~ 4% of total loans Loans by Type Total Loans $30.7 Billion

LOAN PORTFOLIO – OFFICE EXPOSURE 21 FL 46% SC 20% GA 19% VA 5% NC 4% Other 3% AL 3% State • Office represents 4% of the loan portfolio • Average loan size only $1.4 million • 97% located in the SouthState footprint • Approximately 10% is located within the Central Business District(1) • 82% of the portfolio is less than 150K square feet(1) • 88% does not mature until 2025 or after • 59% weighted average Loan to Value(2) • 1.64x weighted average Debt Service Coverage(2) MSA (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. Granular and Diversified Office Portfolio Jacksonville Gainesville Tampa Miami/Ft. Lauderdale Atlanta Greenville

0.44% 0.33% 0.35% 0.36% 0.42% 0.0% 0.3% 0.5% 0.8% 1.0% 1Q22 2Q22 3Q22 4Q22 1Q23 Nonperforming Assets to Loans & OREO 2.03% 1.76% 1.78% 1.61% 1.57% 0.97% 0.80% 0.71% 0.54% 0.55% 1.06% 0.96% 1.07% 1.07% 1.02% 0.00% 1.00% 2.00% 3.00% 4.00% 1Q22 2Q22 3Q22 4Q22 1Q23 Criticized & Classified Asset Trends Combined Special Mention / Assets Substandard / Assets ASSET QUALITY METRICS Dollars in millions 22 0.04% 0.03% (0.02)% 0.01% 0.01% (0.05)% 0.05% 0.15% 0.25% 1Q22 2Q22 3Q22 4Q22 1Q23 Net Charge-Offs (Recoveries) to Loans • $123 million in provision for credit losses vs. $3 million in net charge-offs trailing four quarters • Increased ACL plus reserve for unfunded commitments by 23 bps to 1.48% from 1Q22 to 1Q23

Dollars in millions (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. LOSS ABSORPTION CAPACITY TREND 23 $(8.4) $19.3 $23.9 $47.1 $33.1 $2.3 $2.3 $(1.3) $0.9 $1.0 ($10) $0 $10 $20 $30 $40 $50 1Q22 2Q22 3Q22 4Q22 1Q23 $ in millions Provision for Credit Losses & Net Charge-Offs (Recoveries) PCL Net C/O (Recv) $300 $320 $324 $356 $371 $30 $33 $53 $67 $85 1.25% 1.26% 1.31% 1.40% 1.48% 1.0% 1.4% 1.8% 2.2% $150 $200 $250 $300 $350 $400 $450 $500 1Q22 2Q22 3Q22 4Q22 1Q23 $ in millions Total ACL(1) plus Reserve for Unfunded Commitments Total ACL Reserve for Unfunded Commitments % of Total Loans

CAPITAL RATIOS 4Q22 1Q23(2) Tangible Common Equity(1) 7.2% 7.5 % Tier 1 Leverage 8.7% 9.1 % Tier 1 Common Equity 11.0% 11.1 % Tier 1 Risk-Based Capital 11.0% 11.1 % Total Risk-Based Capital 13.0% 13.3 % Bank CRE Concentration Ratio 249% 243 % Bank CDL Concentration Ratio 65% 61% (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 24

Liquidity & Capital

Dollars in millions, expect for average deposit size per account (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. STABLE FUNDING BASE AND STRONG LIQUIDITY POSITION 26 • 1.5 million accounts, with an average deposit size of approximately $24,000, which is the lowest in our peer group • Top 10 and 20 deposit relationships represent 3% and 4%, respectively, of total deposits(3) • $2.3 billion of collateralized public funds represents 6% of total deposits; no other deposit category makes up more than 3% of total deposits • Uninsured deposits are 35% of total deposits; uninsured and uncollateralized deposits represent 30% of total deposits(2) Primary Contingency Funding Sources at March 31, 2023 (in millions) Total Available Amount Used Net Availability Cash and Cash Equivalents $ 1,997 $ — $ 1,997 Federal Home Loan Bank of Atlanta 6,896 902 5,994 Federal Reserve Discount Window 2,525 — 2,525 Brokered Deposits(1) 5,460 1,396 4,064 Unpledged Securities, at Par 4,515 — 4,515 Total Primary Liquidity Sources $ 21,393 $ 2,298 $ 19,095 Uninsured and Uncollateralized Deposits(2) 10,837 Coverage Ratio Uninsured and Uncollateralized Deposits 176%

13.30% 11.60% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% As Reported With AOCI Impact Total Risk-based Capital Ratio 10.00% 8.00% 9.05% 7.78% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% As Reported With AOCI Impact Tier 1 Leverage Ratio 5.00% 4.00% 11.13% 9.43% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% As Reported With AOCI Impact CET 1 Risk-based Capital Ratio 6.50% 4.50% WELL CAPITALIZED INCLUDING AOCI IMPACT As Reported capital ratios are preliminary. (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 27 7.50% 7.50% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% As Reported With AOCI Impact TCE Ratio(1) Minimum Capital Ratio Well Capitalized Minimum

44% 28% 22% 4% 1% 0.2% Municipal Bond Rating AAA AA+ AA AA-A+ A Dollars in billions, unless otherwise noted; data as of March 31, 2023 Amounts may not total due to rounding. † , (1)~(4) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 1.75% 2.03% 2.06% 2.29% 2.37% 1.0% 1.4% 1.7% 2.1% 2.4% 1Q22 2Q22 3Q22 4Q22 1Q23 Investment Securities Yield(2) HIGH QUALITY INVESTMENT PORTFOLIO 72% 15% 12% 0.3% Investment Portfolio† Composition Agency MBS(1) Treasury, Agency & SBA Municipal Corporates Type AFS HTM Balance Duration (yrs)(3,4) Balance Duration (yrs)(4) Agency MBS(1) $3.3B 5.5 $2.4B 6.3 Municipal $1.0B 9.1 — — Treasury, Agency & SBA $0.9B 2.9 $0.3B 5.8 Corporates $0.03B 3.3 — — Total $5.2B 5.7 $2.6B 6.2 28 Total Investment Portfolio† $7.8 Billion • 95% of municipal portfolio is AA or higher rated • ~$306 million in documented ESG investments and ~$121 million CRA eligible investments(4)

Appendix

LOAN PORTFOLIO – NON OWNER - OCCUPIED COMMERCIAL REAL ESTATE (1) Balance and average loan size in millions (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 30 Loan Type Balance Avg Loan Size Wtd Avg DSC(2) Wtd Avg LTV(2) AL% FL% GA% NC% SC% VA% OTHER % Non-Accrual %(3) Substandard & Accruing %(3) Special Mention %(3) Retail $2,119 $1.6 1.79 56% 2% 55% 17% 8% 10% 2% 6% —% 0.35% 0.13% Office 1,324 1.4 1.64 59% 3% 46% 19% 4% 20% 5% 3% 0.01% 0.50% 0.22% Warehouse / Industrial 987 1.3 1.73 59% 7% 48% 19% 6% 11% 6% 2% 0.02% 0.28% 0.24% Hotel 984 4.2 1.90 59% 4% 18% 12% 12% 37% 11% 6% 0.05% 3.04% 3.32% Multifamily 761 1.7 1.47 58% 7% 32% 27% 6% 19% 4% 4% —% 0.38% 0.72% Medical 495 1.6 1.84 59% 2% 58% 8% 9% 17% 6% 2% 0.15% 0.09% 0.23% Other 494 1.1 1.52 60% 6% 38% 18% 13% 22% 2% 2% —% 0.26% 3.98% Self Storage 363 3.2 1.64 58% 5% 56% 20% 4% 7% 0% 9% —% —% 0.16% Nursing Home 198 3.5 2.00 59% 1% 26% 12% 10% 31% 16 4% 7.27% 4.75% 14.09%

(1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 71% 15% 12% 2% Consumer, Residential Mtg and HELOC Segment Mortgage(1) HELOCs Other Consumer CD-Secured LOAN PORTFOLIO – CONSUMER, RESIDENTIAL MORTGAGE AND HELOC Credit Indicator 4Q22 1Q23 HELOC MORTGAGE HELOC MORTGAGE Wtd. Avg. Credit Score of Originations 774 774 772 768 Wtd. Avq. Credit Score of Portfolio 772 764 769 764 Wtd. Avg. LTV(2) 59% 77% 59% 73% Wtd. Avg. DTI of Originations 31% 33% 32% 34% Utilization Rate 38% N/A 38% N/A 31 Credit Indicator 4Q22 1Q23 NPL Ratio (Non-Accruals & 90+ DPD & Accruing) 0.35% 0.35% Net Charge-Offs Ratio 0.00% 0.00% 30+ DPD Ratio (Accruing & Non-Accruing) 0.52% 0.36% 90+ DPD Ratio (Accruing and Non-Accruing) 0.12% 0.12% • 41%(1) of HELOCs are first mortgage

CURRENT & HISTORICAL 5 - QTR PERFORMANCE (1) 75% 79% 83% 86% 84% 25% 21% 17% 14% 16% $348M $405M $438M $462M $453M 3.65% 0.0% 0.7% 1.3% 2.0% 2.6% 3.3% 3.9% 0% 20% 40% 60% 80% 100% 120% 1Q22 2Q22 3Q22 4Q22 1Q23 Revenue Composition NIM, TE / Revenue Noninterest Income / Revenue Avg. 10-year UST Total Revenue Dollars in millions (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. $86 $87 $73 $63 $71 0.81% 0.76% 0.64% 0.57% 0.66% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% $- $20 $40 $60 $80 $100 $120 $140 1Q22 2Q22 3Q22 4Q22 1Q23 $ in millions Noninterest Income Noninterest Income Noninterest Income / Avg. Assets $263 $318 $365 $398 2.77% $382 3.12% 3.58% 3.99% 3.93% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $200 $300 $400 1Q22 2Q22 3Q22 4Q22 1Q23 $ in millions Net Interest Margin (“NIM”, TE) NIM, TE ($) NIM, TE (%) 63% 55% 53% 48% 51% 60% 54% 50% 48% 49% 0% 15% 30% 45% 60% 75% 90% 1Q22 2Q22 3Q22 4Q22 1Q23 Efficiency Ratio Efficiency Ratio Adjusted Efficiency Ratio 32 (2)

QTD Production ($mm) $1,271 $693 $556 Refinance 30% 6% 5% Purchase 70% 94% 95% 72% 28% 1Q23 MORTGAGE BANKING DIVISION (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 33 Highlights Quarterly Mortgage Production Gain on Sale Margin • Mortgage banking income of $4.3 million in 1Q 2023 compared to ($545) thousand in 4Q 2022 • Secondary pipeline of $107 million at 1Q 2023, as compared to $39 million at 4Q 2022 2.87% 2.13% 2.16% 1.36% 2.33% 1Q22 2Q22 3Q22 4Q22 1Q23 Mortgage Banking Income ($mm) 53% 47% 1Q22 Portfolio Secondary 81% 19% 4Q22 1Q22 4Q22 1Q23 Secondary Market Gain on Sale, net $ 14,381 $ 460 $ 2,460 Fair Value Change(1) (6,383) 317 306 Total Secondary Market Mortgage Income $ 7,998 $ 777 $ 2,766 MSR Servicing Fee Income $ 3,837 $ 4,160 $ 4,119 Fair Value Change / Decay (1,241) (5,482) (2,553) Total MSR-Related Income $ 2,596 $ (1,322) $ 1,566 Total Mortgage Banking Income $ 10,594 $ (545) $ 4,332

Cumulative Consumer R/E Loan Growth ($) $(12) $(98) $(264) $(486) $(625) $(712) $(727) $(653) $(535) $(18) $454 $952 $1,337 ($300) ($150) $0 $150 $300 $450 $600 $(12) $(86) $(167) $(221) $(139) $(87) $(15) $73 $119 $517 $472 $498 $386 3.63% 3.46% 3.25% 3.04% 3.08% 3.00% 3.04% 3.25% 4.25% 5.54% 6.21% 7.08% 6.38% 3.07% 4.49% 4.11% 4.56% 4.33% 2.85% 3.13% 2.83% 2.87% 2.13% 2.16% 1.36% 2.33% -% 2.0% 4.0% 6.0% 8.0% $(300) $(100) $100 $300 $500 $700 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 $ in millions Consumer R/E Loan Growth ($) 30-yr Fixed Mortgage Rate GOS Margin RESIDENTIAL MORTGAGE PORTFOLIO GAIN ON SALE (“GOS”) MARGIN AND INTEREST RATES Dollars in millions (1) & (2) For end note descriptions, see Earnings Presentation End Notes starting on slide 46. 34 (1)(2) (2)

($0.04) $(1.5) $(4.1) $(8.5) $(8.4) $28.0 $27.6 $20.6 $16.8 $22.0 ($10.0) ($5.0) $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $(10) $(5) $- $5 $10 $15 $20 $25 $30 $35 1Q22 2Q22 3Q22 4Q22 1Q23 $ in millions Correspondent Revenue Breakout ARC Revenues, gross Interest on VM FI Revenues Operational Revenues Total Revenues, gross • Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,200 financial institutions across the country CORRESPONDENT BANKING DIVISION 35 1,201 Financial Institution Clients (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 46 Correspondent banking and capital market income, gross $ 27,994 $ 27,604 $ 20,552 $ 16,760 $ 21,956 Interest on centrally-cleared Variation Margin ("VM")(1) (44) (1,536) (4,125) (8,451) (8,362) Total Correspondent Banking and Capital Market Income $ 27,950 $ 26,068 $ 16,427 $ 8,309 $ 13,594

DIGITAL TRENDS 36 68% 65% 32% 35% 0% 20% 40% 60% 80% 100% 1Q22 1Q23 Branch Digital Digital Deposits* $52 $100 $0 $20 $40 $60 $80 $100 $120 1Q22 1Q23 Millions M M Zelle P2P Transactions Digital Sales – Deposit Accounts * Digital Sales – Loans ** 81% 79% 19% 21% 0% 20% 40% 60% 80% 100% 1Q22 1Q23 Branch Digital 84% 82% 16% 18% 0% 20% 40% 60% 80% 100% 1Q22 1Q23 Branch Digital 351,000 411,000 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 1Q22 1Q23 Mobile App Users 34,000 50,000 0 10,000 20,000 30,000 40,000 50,000 60,000 1Q22 1Q23 Secure Messages & Chat 17% Increase 92% Increase 47% Increase * Consumer DDA and Savings ** Consumer Loans

BRANCH OPTIMIZATION 85 Branches Average Size $40M 422 Branches Acquired Plus 12 DeNovo Branches 268 Branches Consolidated or Sold 251 Branches Average Size $145M Increased deposits per branch 3.6x from 2009 to 1Q23 85 434 268 251 2009 …..……………..………..……....…………………………….. 1Q 2023 37

NON - GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY & PPNR RETURN ON AVG. ASSETS Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 38 Return on Average Tangible Equity 4Q22 1Q23 Net income (GAAP) $ 143,502 $ 139,926 Plus: Amortization of intangibles 8,027 7,299 Effective tax rate, excluding DTA write-off 21% 22 % Amortization of intangibles, net of tax 6,303 5,705 Net income plus after-tax amortization of intangibles (non-GAAP) $ 149,805 $ 145,631 Average shareholders' common equity $ 4,991,584 $ 5,177,048 Less: Average intangible assets 2,044,469 2,036,661 Average tangible common equity $ 2,947,115 $ 3,140,387 Return on Average Tangible Common Equity (Non-GAAP) 20.2% 18.8% PPNR Return on Average Assets 4Q22 1Q23 PPNR, Adjusted (Non-GAAP) $ 231,439 $ 221,480 Average assets 44,429,894 44,104,478 PPNR ROAA 2.07% 2.04%

NON - GAAP RECONCILIATIONS – ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollars in thousands, except for per share data 39 Adjusted Net Income 4Q22 1Q23 Net income (GAAP) $ 143,502 $ 139,926 Plus: Securities gains, net of tax — (35) Merger, branch consolidation and severance related expense, net of tax 1,211 7,356 Adjusted Net Income (Non-GAAP) $ 144,713 $ 147,247 Adjusted EPS 4Q22 1Q23 Diluted weighted-average common shares 76,327 76,389 Adjusted net income (non-GAAP) $ 144,713 $ 147,247 Adjusted EPS, Diluted (Non-GAAP) $ 1.90 $ 1.93

NON - GAAP RECONCILIATIONS – ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 40 Dollars in thousands, except for per share data Adjusted Return on Average Assets 4Q22 1Q23 Adjusted net income (non-GAAP) $ 144,713 $ 147,247 Total average assets 44,429,894 44,104,478 Adjusted Return on Average Assets (Non-GAAP) 1.29% 1.35% Adjusted Return on Average Tangible Common Equity 4Q22 1Q23 Adjusted net income (non-GAAP) $ 144,713 $ 147,247 Plus: Amortization of intangibles, net of tax 6,303 5,705 Adjusted net income plus after-tax amortization of intangibles (non-GAAP) $ 151,016 $ 152,952 Average tangible common equity $ 2,947,115 $ 3,140,387 Adjusted Return on Average Tangible Common Equity (Non-GAAP) 20.33% 19.75%

NON - GAAP RECONCILIATIONS – NET INTEREST MARGIN & CORE NET INTEREST INCOME (EXCLD. FMV & PPP ACCRETION) Dollars in thousands 41 Dollars in thousands, except for per share data Net Interest Margin - Tax Equivalent (Non-GAAP) 1Q22 2Q22 3Q22 4Q22 1Q23 Net interest income (GAAP) $ 261,518 $ 315,815 $ 362,334 $ 396,004 $ 381,263 Tax equivalent adjustments 1,885 2,249 2,345 2,397 1,020 Net interest income (tax equivalent) (Non-GAAP) $ 263,403 $ 318,064 $ 364,679 $ 398,401 $ 382,283 Average interest earning assets $ 38,564,661 $ 40,899,365 $ 40,451,174 $ 39,655,736 $39,409,340 Net Interest Margin - Tax Equivalent (Non-GAAP) 2.77% 3.12% 3.58% 3.99% 3.93% Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP) 1Q22 2Q22 3Q22 1Q23 1Q23 Net interest income (GAAP) $ 261,518 $ 315,815 $ 362,334 $ 396,004 $ 381,263 Less: Total accretion on acquired loans 6,741 12,770 9,550 7,350 7,398 Deferred fees on PPP loans 983 8 — — — Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP) $ 253,794 $ 303,037 $ 352,784 $ 388,654 $ 373,865

NON-GAAP RECONCILIATIONS – PPNR, ADJUSTED, PPNR/WEIGHTED AVG. CS & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED)

PPNR, Adjusted & PPNR, Adjusted per Weighted Avg. Common Shares Oustanding, Diluted

	1Q22	2Q22	3Q22	4Q22	1Q23
	SSB	SSB	SSB	SSB	SSB
Net interest income (GAAP)	$ 261,518	$ 315,815	$ 362,334	$ 396,004	**$ 381,263**
Plus:					
Noninterest income	86,046	86,756	73,053	63,392	**71,355**
Less:					
Gain on sale of securities	—	—	30	—	**45**
Total revenue, adjusted (non-GAAP)	$ 347,564	$ 402,571	$ 435,357	$ 459,396	**$ 452,573**
Less:					
Noninterest expense	228,600	231,169	240,433	229,499	**240,505**
PPNR (Non-GAAP)	$ 118,964	$ 171,402	$ 194,924	$ 229,897	**$ 212,068**
Plus:					
Merger, branch consolidation and severance related expense	10,276	5,390	13,679	1,542	**9,412**
Total adjustments	$ 10,276	$ 5,390	$ 13,679	$ 1,542	**$ 9,412**
PPNR, Adjusted (Non-GAAP)	**$ 129,240**	**$ 176,792**	**$ 208,603**	**$ 231,439**	**$ 221,480**
Weighted average common shares outstanding, diluted	72,111	76,094	76,182	76,327	**76,389**
PPNR, Adjusted per Weighted Avg. Common Shares Outstanding, Diluted (Non-GAAP)	**$ 1.79**	**$ 2.32**	**$ 2.74**	**$ 3.03**	**$ 2.90**

Correspondent & Capital Market Income

	1Q22	2Q22	3Q22	4Q22	1Q23
	SSB	SSB	SSB	SSB	SSB
ARC revenues	$ 15,106	$ 13,389	$ 5,102	$ (1,083)	**$ 3,588**
FI revenues	10,697	10,151	9,201	6,238	**7,012**
Operational revenues	2,147	2,528	2,124	3,154	**2,994**
Total Correspondent & Capital Market Income	**$ 27,950**	**$ 26,068**	**$ 16,427**	**$ 8,309**	**$ 13,594**

Dollars and weighted average commons share outstanding in thousands except per share data

42

NON - GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS (UNAUDITED) Dollars in thousands 43 1Q22 2Q22 3Q22 4Q22 1Q23 Noninterest expense (GAAP) $ 228,600 $ 231,169 $ 240,433 $ 229,499 $ 240,505 Less: Amortization of intangible assets 8,494 8,847 7,837 8,027 7,299 Adjusted noninterest expense (non-GAAP) $ 220,106 $ 222,322 $ 232,596 $ 221,472 $ 233,206 Net interest income (GAAP) $ 261,518 $ 315,815 $ 362,334 $ 396,004 $ 381,263 Tax Equivalent ("TE") adjustments 1,885 2,249 2,345 2,397 1,020 Net interest income, TE (non-GAAP) $ 263,403 $ 318,064 $ 364,679 $ 398,401 $ 382,283 Noninterest income (GAAP) $ 86,046 $ 86,756 $ 73,053 $ 63,392 $ 71,355 Less: Gain on sale of securities — — 30 — 45 Adjusted noninterest income (non-GAAP) $ 86,046 $ 86,756 $ 73,023 $ 63,392 $ 71,310 Efficiency Ratio (Non-GAAP) 63% 55% 53% 48% 51% Noninterest expense (GAAP) $ 228,600 $ 231,169 $ 240,433 $ 229,499 $ 240,505 Less: Merger, branch consolidation and severance related expense 10,276 5,390 13,679 1,542 9,412 Amortization of intangible assets 8,494 8,847 7,837 8,027 7,299 Total adjustments $ 18,770 $ 14,237 $ 21,516 $ 9,569 $ 16,711 Adjusted noninterest expense (non-GAAP) $ 209,830 $ 216,932 $ 218,917 $ 219,930 $ 223,794 Adjusted Efficiency Ratio (Non-GAAP) 60% 54% 50% 48% 49%

NON - GAAP RECONCILIATIONS – TANGIBLE COMMON EQUITY RATIO Dollars in thousands 44 Tangible Common Equity ("TCE") Ratio 4Q22 1Q23 Tangible common equity (non-GAAP) $ 3,035,371 $ 3,216,295 Total assets (GAAP) 43,918,696 44,923,827 Less: Intangible assets 2,039,556 2,032,709 Tangible asset (non-GAAP) $ 41,879,140 $ 42,891,118 TCE Ratio (Non-GAAP) 7.2% 7.5%

NON - GAAP RECONCILIATIONS – CAPITAL RATIOS WITH AOCI IMPACT Dollars in thousands Tier 1 Leverage, CET 1 Risk-based Capital and Total Risk-based Capital Ratios as of March 31, 2023 are preliminary. 45 March 31, 2023 Tier 1 capital $ 3,891 Average Assets for leverage purposes 42,985 Tier 1 Leverage Ratio 9.05% Tier 1 capital 3,891 Plus: AOCI impact, net of tax (613) Adjusted Tier 1 capital with AOCI impact 3,278 Average assets for leverage purposes 42,985 Plus: Unrealized losses (currently excluded from leverage assets) (852) Adjusted average assets for leverage purposes 42,133 Tier 1 Leverage Ratio with AOCI Impact (non-GAAP) 7.78% Tier 1 Leverage Ratio with AOCI Impact (non-GAAP) March 31, 2023 CET 1 $ 3,891 Risk-weighted assets 34,950 CET 1 Risk-based Capital Ratio 11.13% CET 1 3,891 Plus: AOCI impact, net of tax (613) Adjusted CET 1 with AOCI impact 3,278 Risk-weighted assets 34,950 Plus: Adjustments for risk-weighted assets (174) Adjusted risk-weighted assets 34,776 CET 1 Risk-based Capital Ratio with AOCI Impact (non-GAAP) 9.43% CET 1 Risk-based Capital Ratio with AOCI Impact (non-GAAP) March 31, 2023 Total Risk-based Capital $ 4,648 Risk-weighted Assets 34,950 Total Risk-based Capital Ratio 13.30% Total Risk-based Capital 4,648 Plus: AOCI impact, net of tax (613) Adjusted total risk-based capital with AOCI impact 4,035 Risk-weighted assets 34,950 Plus: Adjustments for risk-weighted assets (174) Adjusted risk-weighted assets 34,776 Total Risk-based Capital Ratio with AOCI Impact (non-GAAP) 11.60% Total Risk-based Capital Ratio with AOCI Impact (non-GAAP)

EARNINGS PRESENTATION END NOTES 46 Slide 5 End Notes • Loans and deposits as of 3/31/23; excludes $2.0B of loans and $3.7B of deposits from internal accounts and national lines of business • Country GDP as of 2022; State GDP as of 4Q22 • Sources: S&P Global, International Monetary Fund, US Bureau of Economic Analysis Slide 9 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of merger, branch consolidation and severance related expenses and gain on sales of securities - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 10 End Notes (1) Adjusted figures exclude the impact of merger, branch consolidation and severance related expense and gain on sale of securities; Core net interest income excluding loan accretion and net deferred fees on PPP is also a non-GAAP financial measure; Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger, branch consolidation and severance related expense, gain on sales of securities, and amortization of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Adjusted PPNR, PPNR ROAA and PPNR per weighted average diluted share are Non-GAAP financial measures that exclude the impact of merger, branch consolidation and severance related expense and gain on sales of securities - See reconciliation of GAAP to Non-GAAP measures in Appendix. (3) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 11 End Notes (1) Adjusted PPNR per weighted average diluted shares; this is a Non-GAAP financial measure that excludes the impact of merger, branch consolidation and severance related expense and gain on sale of securities - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 12 End Notes (1) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Accretion includes PPP loans deferred fees and loan discount accretion. (3) Tax equivalent Slide 13 End Notes (1) 1Q22, 2Q22 and 3Q 2022 loan production excludes production by legacy ACBI from March ~ July 2022 (pre-core system conversion); 1Q22 loan portfolio growth excludes acquisition date loan balances acquired from ACBI. (2) 1Q19 loan production excludes production from National Bank of Commerce (“NBC”); National Commerce Corporation, the holding company of NBC, was acquired by CenterState in 2Q 2019. (3) Excludes loans held for sale and PPP; loan production indicates committed balance total; loan portfolio growth indicates quarter-over-quarter loan ending balance growth, excluding loans held for sale and PPP. (4) The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. The combined historical information excludes ACBI.

EARNINGS PRESENTATION END NOTES 47 Slide 15 End Notes † Core deposits defined as non-time deposits (1) Source: S&P Global Market Intelligence; 1Q23 MRQs available as of April 25, 2023; Peers as disclosed in the most recent SSB proxy statement. Slide 17 End Notes (1) Denotes the percentage change in net interest income from the base scenario that reflects the consensus forecast published mid-April 2023. The consensus forecast projects no further rate increases and two twenty-five basis point rate cuts during 2023 commencing September 2023. The consensus forecast ends 2024 with the upper bound of the federal funds rate at 3.50%. Slide 19 End Notes (1) Excludes loans held for sale and PPP loans. Slide 20 End Notes (1) CDL includes residential construction, commercial construction, and all land development loans. (2) Investor CRE includes nonowner-occupied CRE and other income producing property. (3) Excludes SELF loans acquired from ACBI. Slide 21 End Notes (1) Review consists of all loans over $1 million; Substantially all loans reviewed in the $1 million to $1.5 million population were 50 thousand square feet or smaller and were not located in a Central Business District. (2) Weighted average DSC and LTV information from the Company’s December 31, 2022 stress test using commitment balances, totaling approximately $6 billion; excludes loans below $1.5 million, unless part of a larger relationship. Slide 23 End Notes (1) Unamortized discount on acquired loans was $65 million, $72 million, $80 million, $89 million, and $101 million, for the quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022, respectively. Slide 24 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Preliminary Slide 26 End Notes (1) Internal policy limit: 15% of total deposits (2) Uninsured/uncollateralized amounts are estimates and are based on the same methodologies and assumptions used for the Bank’s regulatory reporting requirements by the FDIC for the Call Report. (3) Percentages using month-to-date average balance of top relationships over quarter-to-date average total deposits as of March 31, 2023 Slide 27 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. • AOCI represents accumulated other comprehensive income. • As permitted, SouthState elected to exclude AOCI related to both available for sale (“AFS) securities and benefit plans from Tier 1, Common Equity Tier 1 (“CET 1”) and Total Risk-based Capital. Tier 1, CET 1 and Total Risk-based Capital ratios with AOCI Impact are non-GAAP measures that include the effect of unrealized losses for AFS securities, tax effected at 24.91%, as of March 31, 2023 in Tier 1, CET 1 and Total Risk-based Capital, average assets for leverage purposes and risk-weighted assets. See non-GAAP reconciliations in the Appendix.

EARNINGS PRESENTATION END NOTES 48 Slide 28 End Notes † Investment portfolio excludes non-marketable equity. (1) MBS issued by U.S. government agencies or sponsored enterprises (commercial and residential collateral) (2) Investment securities yield include non-marketable equity and trading securities. (3) Excludes principal receivable balance as of March 31, 2023. (4) Based on current par value Slide 30 End Notes (1) Includes loan types representing 2% or more of investor CRE portfolio; based on the total portfolio of $8.3 billion, excluding 1-4 family rental properties and agricultural loans. (2) Weighted average DSC and LTV information from the Company’s December 31, 2022 stress test using commitment balances, totaling approximately $6 billion; excludes loans below $1.5 million, unless part of a larger relationship. (3) Represents % of each loan type balance. Slide 31 End Notes (1) By net book balance (2) LTV calculated using most recent appraisal and based on loan amount. Slide 32 End Notes (1) Total revenue and noninterest income are adjusted by gains or losses on sales of securities and tax equivalent adjustments; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of merger, branch consolidation and severance related expense, gain on sales of securities, and amortization expense on intangible assets, as applicable – See Current & Historical Efficiency Ratios and Net Interest Margin reconciliation in Appendix. (2) Annualized Slide 33 End Notes (1) Includes pipeline, LHFS and MBS forwards. Slide 34 End Notes (1) The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. The combined historical information excludes ACBI. (2) As a result of the conversion of legacy CenterState’s core system to the Company’s core system completed in 2Q 2021, several loans were reclassified to conform with the Company’s loan segmentation, most notably residential investment loans which were reclassed from consumer R/E to investor commercial real estate category. Consumer R/E loans as of 1Q20, therefore, were reported based on the pre-reclassification figures. The Company estimated re-classifications for the 2Q20 from 1Q20 and for the 1Q20 from 4Q19 growth percentages for the comparison purposes. Slide 35 End Notes (1) Interest on centrally-cleared variation margin (expense or income) is included in ARC revenue within Correspondent Banking and Capital Markets Income.